UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015 (September 30, 2015)

VERSAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 30, 2015, pursuant to a Membership Interest Purchase Agreement dated September 4, 2015 by and among Versar, Inc. (“Versar”), Johnson Controls Federal Systems, Inc. (“JCFS”) and Johnson Controls, Inc. (“JCI”), Versar acquired all of the outstanding membership interests of Johnson Controls Security Systems, LLC., Florida limited liability company (“JCSS”). This Current Report on Form 8-K/A amends Item 9.01 of the original Form 8-K filed on October 5, 2015 to present certain financial statements of JCSS (presented as the Security Systems Business of Johnson Controls, Inc.) and to present certain unaudited pro forma financial information in connection with Versar’s acquisition of JCSS. Such required financial statements and unaudited pro forma information of Versar and its subsidiaries are filed as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined statements of financial position of the Security Systems Business of Johnson Controls, Inc. (which constitutes the business transferred to Versar as JCSS) as of September 30, 2015 and 2014, the related combined statements of income, cash flows and invested equity for the years ended September 30, 2015 and 2014, the notes to the combined financial statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Versar, Inc. and its subsidiaries as of September 25, 2015 and the unaudited pro forma condensed combined statements of income of Versar and its subsidiaries for the three months ended September 25, 2015 and the year ended June 26, 2015 giving effect to Versar’s acquisition of JCSS are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. Versar and JCSS have different fiscal year ends. The JCSS quarterly results used in preparing the unaudited proforma condensed combined statement of income of Versar for the three months ended September 25, 2015, were calculated by dividing the JCSS statement of income for the year ended September 30, 2015 by four to calculate a three-month period of performance. The JCSS twelve month results used in preparing the unaudited pro forma condensed combined statements of income of Versar for the fiscal year ended June 26, 2015 were calculated by dividing the JCSS statement of income for the year ended September 30, 2015 by four representing each quarter, multiplying this by 3, to represent 3 quarters of performance and adding the results of JCSS for the quarter ended September 30, 2014, to calculate a twelve-month period of performance.

(d) Exhibits.

23.1	Consent of Aronson LLC

99.1	Audited combined statements of financial position of the Security Systems Business of Johnson Controls, Inc. as of September 30, 2015 and 2014, the related combined statements of income, cash flows and invested equity for the years ended September 30, 2015 and 2014, the notes to the consolidated financial statements and the Independent Auditors’ Report.

99.2	The unaudited pro forma consolidated balance sheet as of September 25, 2015 of Versar, Inc. and its subsidiaries and the unaudited pro forma consolidated statement of operations of Versar, Inc. and its subsidiaries for the fiscal year ended June 26, 2015 and the three months ended September 25, 2015 giving effect to Versar’s acquisition of Johnson Controls Security Systems, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 15, 2015	VERSAR, INC.

	By:	/s/ James D. Villa
James D. Villa
Senior Vice President and General Counsel

3